UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 18, 2007

CHINA SKY ONE MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-26059	87-0430322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1706, No. 30 Di Wang Building, Gan Shui Road, Nandang District, Harbin, People’s Republic of China 150001
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:		86-451-53994073 (China)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

Effective as of December 18, 2007, China Sky One Medical, Inc. (the “Company”) dismissed Murrell, Hall, McIntosh & Co., PLLP as its independent registered public accounting firm. Murrell, Hall, McIntosh & Co., PLLP had not audited any of the Company’s consolidated financial statements, having replaced its previous independent registered public accounting firm, e-Fang Accountancy Corp. & CPA, on April 12, 2007. The decision to change accountants was approved by the Company’s Board of Directors on December 17, 2007.

Prior to the dismissal of Murrell, Hall, McIntosh & Co., PLLP, the firm reviewed the Company’s unaudited interim reports for the fiscal quarters ended March 31, 2007, June 30, 2007 and September 30, 2007. In connection with such review, there were no disagreements with Murrell, Hall, McIntosh & Co., PLLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Murrell, Hall, McIntosh & Co., PLLP, would have caused it to make reference to the matter in connection with its reports. In addition, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-B.

The Company made the contents of this Current Report available to Murrell, Hall, McIntosh & Co., PLLP and requested it to furnish a letter addressed to the SEC as to whether Murrell, Hall, McIntosh & Co., PLLP agrees or disagrees with, or wishes to clarify our expression of, the Company’s views, or containing any additional information. A copy of Murrell, Hall, McIntosh & Co., PLLP’s letter to the SEC is included as Exhibit 16.1 to this Current Report.

As of December 18, 2007, Sherb & Co., LLP was engaged as the Company’s new independent registered public accountants. During the Company’s two most recent fiscal years, and the subsequent interim periods through December 18, 2007 (the date of engagement of Sherb & Co., LLP), the Company did not consult Sherb & Co., LLP regarding either: (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Murrell, Hall, McIntosh & Co., PLLP, dated December 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SKY ONE MEDICAL, INC.
(Registrant)

Date:	December 26, 2007	By:	/s/ Liu Yan-Qing
Liu Yan-Qing
President and Chief Executive Officer